EXHIBIT 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION AND OTHER DATA

Defined terms included below have the same meaning as terms defined and included elsewhere in this Form 8-K/A

The following unaudited pro forma condensed combined financial information presents the combination of the financial information of Stryve and Andina, adjusted to give effect to the Business Combination and related transactions. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses”.

The unaudited pro forma condensed combined balance sheet as of June 30, 2021 combines the historical balance sheet of Stryve and the historical balance sheet of Andina on a pro forma basis as if the Business Combination and the Domestication had been consummated on June 30, 2021. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 and year ended December 31, 2020 combine the historical statements of operations of Stryve and historical statements of operations of Andina for such periods on a pro forma basis as if the Business Combination and the Domestication had been consummated on January 1, 2020, the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial statements have been developed from and should be read in conjunction with:

●	the accompanying notes to the unaudited pro forma condensed combined financial statements;

●	the historical unaudited financial statements of Stryve as of and for the six months ended June 30, 2021 and the related notes and the historical audited financial statements of Stryve for the year ended December 31, 2020 and related notes, contained in and/or incorporated by reference into this Form 8-K/A;

●	the historical unaudited financial statements of Andina as of and for the six months ended June 30, 2021 and the related notes and the historical audited financial statements of Andina for the year ended December 31, 2020, contained in and/or incorporated by reference into this Form 8-K/A; and

●	other information relating to Stryve and Andina contained in and/or incorporated by reference into this Form 8-K/A, including the description of the Business Combination Agreement.

In connection with the Business Combination, Andina provided the Public Shareholders with the opportunity to have their Public Shares redeemed at the Closing of the Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest, divided by the number of then outstanding Public Shares, subject to certain limitations. In total, 756,896 shares were redeemed in connection with the Business Combination at a price per share equal to $10.24 ($7.8 million in the aggregate).

Notwithstanding the legal form of the business combination pursuant to the Business Combination Agreement, the Business Combination will be accounted for as a reverse recapitalization in accordance with generally accepted accounting principles (GAAP). Under this method of accounting, Stryve is treated as the acquirer and Andina is treated as the acquired company for financial statement reporting purposes. Stryve has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

●	Immediately following the Business Combination, the Seller owns a majority of the outstanding shares of Class A Common Stock, on an as-exchanged basis and the owner of the majority of the voting share of the Company following the Business Combination is determined to be Stryve’s members.

●	The Seller was issued approximately 56.1% of the combined Company’s outstanding shares of Class A Common Stock, on an as exchanged basis, which constitutes a majority interest.

●	Subsequent to the Business Combination, the Company Board is comprised of 7 members, of which Andina initially appointed two members, and Stryve initially appointed 5 members.

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UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

Pro Forma Consolidated Balance Sheet (Unaudited)

As of June 30, 2021

(In thousands)

	Stryve (Historical) (US GAAP)	Andina Acquisition Corp. III (Historical)	Combined	Pro Forma Adjustments		Stryve Foods, LLC Combined Pro Forma
ASSETS
CURRENT ASSETS
Cash	1,201	59	1,260	42,500	4	37,325
				(12,225)	5
				5,790	9
Accounts Receivable, Net	3,144	-	3,144			3,144
Inventory, net	4,807	-	4,807			4,807
Prepaid media spend	650	-	650			650
Prepaid expenses and other current assets	1,328	29	1,357			1,357
Total current assets	11,130	88	11,218	36,065		47,283

Property and equipment, net	6,362	-	6,362			6,362
Marketable securities held in Trust Account	-	13,543	13,543	(13,543)	9	-
Goodwill	8,450	-	8,450			8,450
Intangible asset	4,725	-	4,725			4,725
Prepaid media spend, net of current portion	268	-	268			268
Other assets	83	-	83			83
TOTAL ASSETS	31,018	13,631	44,649	22,522		67,171

LIABILITIES AND MEMBERS EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	5,485	2,167	7,652	(3,811)	5	3,841
Accrued expenses	1,989	-	1,989	(774)	6	993
				31	3-A
				(253)	3-B
Line of Credit	3,500	-	3,500			3,500
Current portion of long-term debt	31,863	-	31,863	(10,600)	3-B	15,849
				(5,414)	6
Total current liabilities	42,837	2,167	45,004	(20,821)		24,183

Warranty liability	-	869	869	-		869
Long-term debt, net of current portion	1,440	-	1,440	(2,840)	6	(1,400)
Financing obligation - operating lease	7,500	-	7,500	-		7,500
Ordinary shares subject to possible redemption	-	13,543	13,543	(13,543)	8	-
TOTAL LIABILITIES	51,777	16,579	68,356	(37,204)		31,152
				-
EQUITY (DEFICIT)				10,600	3-B
				42,500	4
				(8,414)	5
				9,028	6
				(7,753)
				13,543	8
				(31)	3-A
				253	3-B
Ordinary shares, $0.001 par value; 100,000,000 shares authorized	-	-	-	-	10	-
Class A and Class B Common Stock	-	-	-	-	10	20,520
Additional Paid in Capital	(20,759)	-	(20,759)	-	10	15,499
Retained Earnings (Accumulated Deficit)	-	(2,948)	(2,948)	-	10
TOTAL EQUITY (DEFICIT)	(20,759)	(2,948)	(23,707)	59,726		36,019

TOTAL LIABILITIES AND EQUITY (DEFICIT)	31,018	13,631	44,649	22,522		67,171

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Pro Forma Consolidated Statement of Operations (Unaudited)

For the Six Months Ended June 30, 2021

(In thousands, except share and per share data)

	Stryve (Historical) (US GAAP)	Andina Acquisition Corp. III (Historical)	Combined	Pro Forma Adjustments		Stryve Foods, LLC Combined Pro Forma
Net sales	$14,186	$-	$14,186			$14,186
Cost of sales	7,927	-	7,927			7,927
Gross profit	6,259	-	6,259	-		6,259
Operating expenses:
Selling and marketing expense	8,118	-	8,118			8,118
General and administrative expense	3,928	-	3,928			3,928
Operations expense	2,030	1,394	3,424		1	3,424
Salaries and wages	3,003	-	3,003			3,003
Depreciation and amortization	792	-	792			792
Loss on disposal of fixed assets	(9)	-	(9)			(9)
Operating loss	(11,603)	(1,394)	(12,997)			(12,997)
Other income (expense):
Other income (expense)	(1,957)	(869)	(2,826)			(2,826)
Interest income (expense)	2,239	1	2,240	(1)	2	2,127
				(112)	7
Total other income (expense)	282	(868)	(586)	(113)		(699)
Net Loss before provision for income taxes	(11,321)	(2,262)	(13,583)	(113)		(13,696)
Provision (benefit) for income taxes
Net Loss	$(11,321)	$(2,262)	$(13,583)	$(113)		$(13,696)

Weighted average shares outstanding, basic (a)	3,370,969
Pro forma weighted average shares of Class A Common Stock and Class A Common Stock issuable to the Seller on an as-exchanged basis (c)(d)		20,519,677

Basic net loss per ordinary share (b)	$(0.67)
Pro forma basic net loss per share – Class A Common Stock and Class A Common Stock issuable to the Seller on an as-exchanged basis(c)(d)		$(0.67)	$

(a) Excludes an aggregate of 1,322,096 Ordinary Shares that were subject to possible redemption at June 30, 2021.

(b) Net loss per Ordinary Share – basic excludes income attributable to Ordinary Shares subject to possible redemption of $506 for the six months ended June 30, 2021.

(c) The table above sets forth certain per share data of the Company on a stand-alone basis and unaudited pro forma condensed combined per share data for the six months ended June 30, 2021, after giving effect to the Business Combination. The unaudited pro forma combined net loss per share information below does not purport to represent the net loss per share which would have occurred had the companies been combined during the period presented, nor net loss per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of the Company would have been had the companies been combined during the periods presented.

(d) Table assumes that all of the Class B Units included in the Seller Consideration Units and all of the shares of Class V Common Stock issued to the Seller at the Closing have been exchanged for shares of Class A Common Stock in accordance with the term and conditions of the Exchange Agreement.

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Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1.	Basis of Presentation

The business combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, Andina is treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the business combination will be treated as the equivalent of Stryve issuing stock for the net assets of Andina, accompanied by a recapitalization. The net assets of Andina are stated at historical cost, with no goodwill or other intangible assets recorded.

The unaudited pro forma condensed combined balance sheet as of June 30, 2021 gives pro forma effect to the business combination as if it had been consummated on June 30, 2021. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 gives pro forma effect to the business combination as if it had been consummated on January 1, 2020.

The unaudited pro forma condensed combined balance sheet as of June 30, 2021 has been prepared using, and should be read in conjunction with, the following:

●	Stryve’s unaudited balance sheet as of June 30, 2021 and the related notes, contained in this Form 8-K/A; and

●	Andina’s unaudited balance sheet as of June 30, 2021 and the related notes, incorporated by reference into this Form 8-K/A from its quarterly report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”).

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 has been prepared using, and should be read in conjunction with, the following:

●	Stryve’s unaudited statement of operations for the six months ended June 30, 2021 and the related notes, included elsewhere in this Form 8-K/A; and

●	Andina’s unaudited statement of operations for the six months ended June 30, 2021 and the related notes, incorporated by reference into this Form 8-K/A from its quarterly report on Form 10-Q filed with the SEC.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The pro forma adjustments reflecting the consummation of the business combination are based on certain currently available information and certain assumptions and methodologies that management believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the business combination based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

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The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the business combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. They should be read in conjunction with the historical financial statements and notes thereto of Stryve and Andina.

2.	Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the business combination and has been prepared for informational purposes only.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). The Company has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the following unaudited pro forma condensed combined financial information.

Stryve and Andina have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The following adjustments are incorporated in the unaudited pro forma condensed combined financial information:

1.	The historical statement of operations of Andina contains $1,001 thousand in non-recurring transaction costs for the six months ended June 30, 2021 that are not considered direct and incremental and have been expensed as incurred.
2.	Removes $657 thousand of interest income generated by the Trust Account from Andina’s Statement of Operations for the six months ended June 30, 2021.
3.

(3-A) Reflects the addition of $31 thousand in Accrued Expenses, representing the additional interest on the Bridge Notes that would accrue between June 30, 2021 and July 20, 2021. The additional $31 thousand in Accrued Expense is in addition to accrued interest of $222 thousand included in the Accrued Expenses on the balance sheet as of June 30, 2021, increasing the total to the accrued interest associated with the Bridge Notes to $253 thousand.

(3-B) Reflects the removal of $10,600 thousand of principal from the current portion of long-term debt, as well as the removal of $253 thousand of accrued interest included in Accrued Expenses, and the addition of both such balances to equity to reflect that, pursuant to the terms of the Subscription Agreements with the Bridge PIPE Investors and the Bridge Notes, at the Closing of the Business Combination, the obligations represented by the Bridge Notes will be applied as consideration for the shares of common stock issuable to the Bridge PIPE Investors.

4.	Show the impact of $42,500 thousand in proceeds from the Closing PIPE Investment in shares of common stock.
5.	Reflects the impact of the use of $12,225 thousand in cash to pay estimated additional non-recurring transaction fees and expenses of Andina and Stryve in connection with the proposed transaction of which $3,811 thousand were removed from accounts payable to reflect such payment with the remaining $8,414 thousand shown as an expense to members equity.
6.	Remove existing convertible debt ($8,254 thousand) and the associated accrued interest ($774 thousand) balances as of June 30, 2021 from Stryve’s Balance Sheet, as these securities are not a part of the proposed transaction. This existing convertible debt will stay at Stryve Holdings and convert into the equity of Stryve Holdings upon the Closing of the sale of Stryve Foods, LLC to Purchaser.

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7.

The Business Combination Agreement includes an affirmative covenant requiring Stryve and the Seller to use commercially reasonable efforts to consummate a sale of Stryve’s Madill, OK production facility and to secure a long-term lease thereof (a “sale and leaseback transaction”) on terms described in the Business Combination Agreement prior to the Closing. Adjustment 7 shows the impact of Stryve executing a sale and leaseback transaction using the financing method. The facility was sold at a purchase price of $7,500 thousand, resulting in $7,343 thousand of net cash proceeds. The lease includes base rent of approximately $60 thousand per month over an initial term of 12 years. The pro forma sale and leaseback transaction was accounted for under ASC 840. Stryve initially looked to guidance if the lease met the standard of a sale under ASC 360 and the definition of a normal leaseback under ASC 840. As part of this consideration, Stryve took into consideration the proposed 2-5 year renewal options which are at a fixed rate and concluded that, with these extensions, the lease term is for substantially all of the asset’s remaining economic life and tantamount to a form of continuing involvement (thereby precluding Stryve from accounting for this transaction as a sale). Consequently, Stryve recorded the transaction as a financing activity.

Pro Forma Consolidated Statement of Operations adjustments related to sale and leaseback transaction:

(7) – This adjustment shows the impact of entering into a long-term lease, classified as an operating lease, for the land and building at the Madill, OK production facility, with annualized rental payments of $720 thousand which will be booked as interest expense over the term of the operating lease. The interest expense booked as an adjustment for the six-month period ending June 30, 2021, is $112 thousand. As the sale and leaseback transaction was consummated on May 26, 2021, the financials already include interest expense related to the operating lease of $68 thousand for the six-month period ending June 30, 2021. On an adjusted basis, total interest expense related to the operating lease for the six-month period ending June 30, 2021, is $180 thousand.

8.	Eliminate Ordinary Shares Subject to redemption from Andina’s Balance Sheet at June 30, 2021. Balance at June 30, 2021 of $13,543 thousand.
9.	Shows the impact of the redemption of 756,896 shares occurring from Andina’s trust account in the amount of $7,753 thousand and the remaining trust account balance after redemptions of $5,790 thousand moving from Marketable Securities to Cash.

10.	For Pro Forma purposes, Members’ Capital is reclassified to Common Stock and paid in capital based on the number of shares outstanding at the date of closing.

3. Summary of pro forma shares issued and outstanding immediately after the Business Combination

The following summarizes the pro forma shares issued and outstanding immediately after the Business Combination:

	Andina Shares
	Pre-Business Combination	Adjustments	Pro Forma

Andina Ordinary Shares	4,417,096	(1,350,000)		(1)
		1,099,750		(2)
		5,607,372		(3)
		(756,896)		(4)
Pro Forma Basic - Class A Common Stock			9,017,322

Pro Forma Basic – Seller Class A Common Stock (as exchanged)			11,502,355	(5)

Pro forma Basic – Class A Common Stock and Seller Class A Common Stock (as exchanged)			20,519,677

(1) The number of Insider Shares forfeitures contemplated by the Insider Forfeiture Agreement as of the Closing.

(2) Class A Common Stock issued to Public Right holders and Private Right holders at Closing, taking into account forfeiture of Private Rights pursuant to the Insider Forfeiture Agreement.

(3) Closing PIPE Investment is consummated in accordance with its terms and the Bridge PIPE Investment is consummated in accordance with its terms, with Andina issuing 5.61 million Class A Common Stock to the PIPE Investors.

(4) The number of Public Shareholders that exercised their redemption rights in connection with the Closing of the Business Combination.

(5) Estimated number of Class A Common Stock issuable to the Seller upon exchange of Seller Consideration Units and shares of Class V Common Stock for shares of Class A Common Stock, subject to the terms and conditions of the Exchange Agreement and other applicable agreements related to the Business Combination.

(6) The information in the table above does not include shares underlying the Public Warrants or Private Warrants.

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COMPARATIVE AND UNAUDITED PRO FORMA

PER SHARE FINANCIAL INFORMATION

The following tables set forth the per share data of the Company on a stand-alone basis and the unaudited pro forma condensed combined per share data for the six months ended June 30, 2021 after giving effect to the Business Combination. The unaudited pro forma combined net loss per share information below does not purport to represent the net loss per share which would have occurred had the companies been combined during the period presented, nor net loss per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of the Company would have been had the companies been combined during the periods presented.

Unaudited Comparative Share Information

For the Six Months Ended June 30, 2021

(In thousands, except share and per share data)

	Stryve (Historical) (US GAAP)	Andina Acquisition Corp. III (Historical)	Stryve Foods, LLC Combined Pro Forma
Net loss	$(11,322)	$(2,262)	$(13,696)
Stockholders’ equity as of June 30, 2021	$(20,759)	$(2,948)	$36,019
Weighted average shares outstanding, basic and diluted (1)		3,370,696
Pro forma Weighted average shares outstanding of Class A and Class B common stock			20,519,677

Basic and diluted net loss per ordinary share (2)		$(0.67)

Book Value per Ordinary Share (3)		$(0.95)
Pro forma Basic and diluted loss per share – Class A and Class B common stock			$(0.67)

Pro forma Book value per share – Class A and Class B common stock			$1.76

(1)	Excludes an aggregate of 1,322,096 shares subject to possible redemption at June 30, 2021.
(2)	Net loss per ordinary share – basic and diluted excludes income attributable to ordinary shares subject to possible redemption of $506 for the six months ended June 30, 2021.
(3)	Book value per Ordinary Share = (Stockholders’ equity / Shares outstanding). 3,095,000 Shares outstanding, excluding an aggregate of 1,322,096 Ordinary Shares subject to possible redemption at June 30, 2021.

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